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                                  Exhibit 10.8



                                 netValue, Inc.
                              One Stamford Landing
                           Stamford, Connecticut 06901






                                December 1, 1997

American Maple Leaf Financial Corporation
401 City Line Avenue
Bala Cynwyd, Pennsylvania  19004
Attention:  Andrew Panzo

                  Re:      Accounts Payable

Dear Andrew:

         As you are aware, American Maple Leaf Financial Corporation ("AML") has advanced $1,001,000 in short term bridge financing to netValue, Inc. (the "Company")(the "Financing"). As previously agreed and as additional consideration for the advance of the Financing and the consensual forbearance by AML relating thereto, the Company hereby agrees to issue 190,200 shares of Common Stock to AML.

         These shares of Common Stock will not have any registration rights.


                                          Very truly yours,

                                          /s/ Michael A. Clark
                                          ------------------------------------
                                          Michael A. Clark, President